As filed with the Securities and Exchange Commission on July 14, 2006

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material under Rule 14a-12

                            SCHWARTZ INVESTMENT TRUST
  -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         c/o ULTIMUS FUND SOLUTIONS, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
  -----------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 Not Applicable
  -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ X ] No fee required
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


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[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          _____________________________________________
     (2)  Form, Schedule or Registration Statement No.:
          _____________________________________________
     (3)  Filing Party:
          _____________________________________________
     (4)  Date Filed:
          _____________________________________________

================================================================================

                            SCHWARTZ INVESTMENT TRUST
                            Ave Maria Small Cap Fund
                          ----------------------------

     INVESTMENT ADVISER:                               SHAREHOLDER SERVICES:
     -------------------                               ---------------------

SCHWARTZ INVESTMENT COUNSEL, INC.               c/o ULTIMUS FUND SOLUTIONS, LLC
3707 W. MAPLE ROAD, SUITE 100                            P.O. BOX 46707
BLOOMFIELD HILLS, MICHIGAN 48301                      CINCINNATI, OHIO 45246
       1-248-644-8500                                TOLL FREE: 1-888-726-9331


                                                                   July 14, 2006

Dear Shareholder:

     We  are  writing  to  inform  you  of  the  upcoming   Special  Meeting  of
Shareholders of the Ave Maria Small Cap Fund (the "Fund") scheduled to be held on July 28, 2006 at 10:30 a.m., Eastern time at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the "Special Meeting") to vote on two important Proposals affecting the Fund:

     1. To approve or disapprove the removal of "small capitalization companies" from the Fund's investment objective resulting in the following investment objective: LONG-TERM CAPITAL APPRECIATION FROM EQUITY INVESTMENTS IN COMPANIES THAT DO NOT VIOLATE THE CORE VALUES AND TEACHINGS OF THE ROMAN CATHOLIC CHURCH.

     2. To approve or disapprove the elimination of the Fund's fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization companies.

     Whether or not you are planning to attend the Special Meeting, we need your vote. PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED, POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE SPECIAL MEETING.

     If you are a shareholder of record of the Fund as of the close of business on June 12, 2006, you are entitled to notice of, and vote at the Special Meeting and at any adjournment or postponement thereof.

     The Board has recommended approval of the Proposals and encourages you to vote "FOR" each Proposal.

     If you have any questions regarding the Proposals or need assistance in completing your proxy card, please contact Shareholder Services, toll-free at 1-888-726-9331. I urge you to read the entire proxy statement completely and carefully.

     Thank you for taking the time to consider these important Proposals and for your continuing investment in the Fund.

                                    Sincerely,

                                    /s/ George P. Schwartz

                                    George P. Schwartz
                                    President

                            SCHWARTZ INVESTMENT TRUST
                          3707 W. MAPLE ROAD, SUITE 100
                        BLOOMFIELD HILLS, MICHIGAN 48301
                -------------------------------------------------
                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                            AVE MARIA SMALL CAP FUND

                            TO BE HELD JULY 28, 2006
                -------------------------------------------------

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Special Meeting") of the Ave Maria Small Cap Fund (the "Fund") will be held on July 28, 2006 at 10:30 a.m., Eastern time at the offices of Ultimus Fund Solutions, LLC, the Fund's transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to consider and vote on the following matters:

          1. To approve or disapprove the removal of "small capitalization companies" from the Fund's investment objective resulting in the following investment objective: LONG-TERM CAPITAL APPRECIATION FROM EQUITY INVESTMENTS IN COMPANIES THAT DO NOT VIOLATE THE CORE VALUES AND TEACHINGS OF THE ROMAN CATHOLIC CHURCH;

          2. To approve or disapprove the elimination of the Fund's fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization companies; and

          3. To transact any other business, not currently contemplated, that may properly come before the Special Meeting at the discretion of the proxies or their substitutes.

     Shareholders of record of the Fund at the close of business on June 12, 2006 (the "Record Date") are entitled to notice of, and to vote at, this meeting or any adjournment or postponement thereof.


                                      By order of the Board of Trustees,

                                      /s/ John F. Splain

                                      John F. Splain
                                      Assistant Secretary

July 14, 2006

PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO REVOKE THE PRIOR PROXY AND TO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

                            SCHWARTZ INVESTMENT TRUST

                              QUESTIONS AND ANSWERS

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS
--------------------------------------------------------------------------------
                                                                   July 14, 2006

The Ave Maria Small Cap Fund (the "Fund") will be holding a Special Meeting of Shareholders on July 28, 2006 at 10:30 a.m., Eastern time at the offices of Ultimus Fund Solutions, LLC, the Fund's transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Shareholders of the Fund are receiving this proxy statement and proxy card to consider and to vote on the Proposals set forth in this proxy statement.

We ask that you give each Proposal careful consideration. This section of the proxy statement is intended to give you a quick review of each Proposal and the proxy process. Details about the Proposals are set forth in the proxy statement. You are urged to read the entire proxy statement completely and carefully.
--------------------------------------------------------------------------------

Q:   WHY ARE SHAREHOLDERS BEING MAILED THIS PROXY MATERIAL?

A: You are receiving these proxy materials -- including the Proxy Statement and the accompanying proxy card -- because you have the right to vote on two important Proposals concerning your investment in the Fund. The purpose of this proxy statement is to disclose important information about the Proposals and to seek shareholder approval on the Proposals. The Proposals have been approved by the Board of Trustees.

Q:   WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON IN PROPOSAL 1?

A: Shareholders are being asked to approve the removal of "small capitalization companies" from the Fund's investment objective resulting in the following investment objective: LONG-TERM CAPITAL APPRECIATION FROM EQUITY INVESTMENTS IN COMPANIES THAT DO NOT VIOLATE THE CORE VALUES AND TEACHINGS OF THE ROMAN CATHOLIC CHURCH.

Q:   WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON IN PROPOSAL 2?

A: Shareholders are being asked to approve the elimination of an investment policy requiring the Fund to invest, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization ("small-cap") companies.

Q:   WHY IS THE FUND ASKING FOR APPROVAL OF THESE CHANGES?

A: The Fund is seeking shareholder approval of the Proposals to provide Schwartz Investment Counsel, Inc. (the "Adviser"), the Fund's investment adviser, with greater flexibility in managing the Fund.

Q:   WHAT SIZE COMPANIES WILL THE FUND INVEST IN IF THE PROPOSALS ARE APPROVED?

A. If the Proposals are approved, the Fund will be permitted to invest in companies of any size. However, it is currently anticipated that under normal circumstances the Fund will invest primarily in common stocks of companies that are considered by the Adviser to be micro- or small-capitalization. The Adviser currently defines "small-cap" as having a total market capitalization between $200 million and $4 billion, and defines "micro-cap" as having a total market capitalization of less than $200 million. If the Proposals are approved it will not significantly change the way the Fund is currently being managed; however, it may result in the average market capitalization of the Fund's portfolio being higher or lower than the current portfolio.

Q:   HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE ON THE PROPOSALS?

A: The Board unanimously recommends that Shareholders vote in favor of the Proposals.

Q:   ARE THERE OTHER CHANGES AFFECTING THE FUND?

A: The Board of Trustees has approved, subject to shareholder approval of the Proposals, a change in the name of the Fund to "Ave Maria Opportunity Fund."

Q:   WHERE IS THE MEETING GOING TO BE HELD?

A: The Meeting is scheduled for July 28, 2006 at 10:30 a.m., Eastern time, at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Q:   WHO IS ELIGIBLE TO VOTE AT THE MEETING?

A: Shareholders as of June 12, 2006 (the "Record Date") are entitled to vote at the Special Meeting or any adjournment of the Special Meeting. Shareholders may cast one vote for each share they own.

Q:   HOW DO SHAREHOLDERS VOTE THEIR PROXIES?

A: To vote, please complete the enclosed proxy card and return the card in the enclosed self-addressed, postage-paid envelope.

Q:   WILL THE FUND BE REQUIRED TO PAY FOR THIS PROXY SOLICITATION?

A: No. The Fund will not bear these costs. The Adviser has agreed to pay all of the costs and expenses associated with the Special Meeting.

Q:   WHERE CAN I GET MORE INFORMATION ABOUT THE PROPOSALS?

A: Please contact Shareholder Services directly at 1-888-726-9331 between the hours of 8:30 a.m. to 5:30 p.m., Eastern time. Representatives will be happy to answer any questions you may have.

                            SCHWARTZ INVESTMENT TRUST
                          3707 W. MAPLE ROAD, SUITE 100
                        BLOOMFIELD HILLS, MICHIGAN 48301
               --------------------------------------------------

                     SPECIAL MEETING OF THE SHAREHOLDERS OF
                            AVE MARIA SMALL CAP FUND

                            TO BE HELD JULY 28, 2006

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                  JULY 14, 2006
--------------------------------------------------------------------------------

     This Proxy Statement is furnished by the Schwartz Investment Trust (the "Trust") to the shareholders of the Ave Maria Small Cap Fund (the "Fund"), a series of the Trust, on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of shareholders' proxies for use at a Special Meeting to be held July 28, 2006, at 10:30 a.m., Eastern time, at the offices of Ultimus Fund Solutions, LLC, the Fund's transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is July 14, 2006.

     At the Special Meeting, the shareholders of the Fund will be asked:

1. to approve or disapprove the removal of small capitalization companies from the Fund's investment objective resulting in the following investment objective: LONG-TERM CAPITAL APPRECIATION FROM EQUITY INVESTMENTS IN COMPANIES THAT DO NOT VIOLATE THE CORE VALUES AND TEACHINGS OF THE ROMAN CATHOLIC CHURCH;

2. to approve or disapprove the elimination of the Fund's fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization companies; and

3. to transact such other business as may properly come before the Special Meeting or any adjournments or postponement thereof.

     RECORD DATE/SHAREHOLDERS ENTITLED TO VOTE. The Fund is a separate investment series, or portfolio, of the Trust, an Ohio business trust and registered investment company under the Investment Company Act of 1940 (the "1940 Act"). The record holders of outstanding shares of the Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting. Shareholders of the Fund at the close of business on June 12, 2006 (the "Record Date") will be entitled to notice of and to be present and vote at the Special Meeting. As of the Record Date, there were 1,605,717.83 shares of beneficial interest of the Fund outstanding and entitled to vote, representing total net assets of $15,631,418.

     VOTING PROXIES. Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this by executing, dating and returning the enclosed proxy card. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote FOR the Proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be properly presented to the Special Meeting.

     Shareholders who execute proxies may revoke them at any time before they are voted, by executing a later dated proxy card, by writing to the Assistant Secretary of the Trust, John F. Splain, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by voting in person at the time of the Special Meeting. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting, and any adjournments and postponement thereof, as instructed. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

     REQUIRED VOTE. If a quorum (as described below) is represented at the Special Meeting, the vote of a "majority of the outstanding shares" of the Fund is required for approval of the Proposals. The vote of a "majority of the outstanding shares" means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies received prior to the Special Meeting on which no vote is indicated will be voted "FOR" the Proposals.

     QUORUM REQUIRED TO HOLD MEETING. In order to transact business at the Special Meeting, a "quorum" must be present. Under the Trust's Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Special Meeting when the voting requirement is based on achieving a percentage of the "voting securities present." If any proposal requires the affirmative vote of the Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

     If a quorum of shareholders of the Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting for a period or periods not more than ninety (90) days in the aggregate to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may also be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning the Special Meeting to another date and time, whether or not a quorum is present. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the proposal, and vote against adjournment all proxies that voted against the proposal (including abstentions and broker non-votes). Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.

     METHOD AND COSTS OF PROXY SOLICITATION. Proxies will be solicited primarily by mail and telephone. Although it is not anticipated, the solicitation may also include facsimile or oral communications by certain officers or employees of the Trust, Schwartz Investment Counsel, Inc. (the "Adviser"), or Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, who will not be paid for these services.

     The Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, which will include reasonable fees paid to any proxy solicitation service used for its printing and mailing efforts. The Trust, the Adviser or Ultimus may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. If requested, the Adviser shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund. The estimated cost for conducting this Special Meeting and the related proxy solicitation is expected to be less than $5,000.

     PRINCIPAL SHAREHOLDERS. On the Record Date, Calhoun & Co., P.O. Box 75000, Detroit, Michigan 48275, owned of record 93.4% of the outstanding shares of the Fund. This account is deemed to control the Fund and will be able to determine the outcome of the Proposals described below. No other persons owned of record and, according to information available to the Fund, no other persons owned beneficially 5% or more of the Fund's outstanding shares.

     The Trustees of the Trust intend to vote all of their shares in favor of the Proposals described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of the Fund's outstanding shares on the Record Date.

     REPORTS TO SHAREHOLDERS. The Fund commenced operations on May 1, 2006; therefore, the Fund does not have a recent annual or semi-annual report to provide. The Fund's first semi-annual report will be available on or before August 29, 2006. Copies of the Fund's most recent semi-annual report will be available without charge by writing to the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund nationwide (toll-free) at 1-888-726-9331.

     OTHER INFORMATION. The Fund's investment adviser is Schwartz Investment Counsel, Inc., located at 3707 W. Maple Road, Suite 100, Bloomfield Hills,
Michigan 48301. The Fund's administrator and transfer agent, Ultimus Fund Solutions, LLC, and the Fund's distributor, Ultimus Fund Distributors, LLC, are located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

PROPOSAL 1 -- APPROVAL OF THE REMOVAL OF SMALL-CAPITALIZATION COMPANIES FROM THE FUND'S INVESTMENT OBJECTIVE

     The Fund is seeking shareholder approval of the removal of "small capitalization companies" from the Fund's investment objective resulting in the following investment objective: LONG-TERM CAPITAL APPRECIATION FROM EQUITY INVESTMENTS IN COMPANIES THAT DO NOT VIOLATE THE CORE VALUES AND TEACHINGS OF THE ROMAN CATHOLIC CHURCH.

PROPOSAL 2 -- APPROVAL OF ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY

     The Fund is seeking shareholder approval of the elimination of an investment policy requiring the Fund to invest, under normal circumstances, at least 80% of its net assets in common stocks of small-cap companies.

BACKGROUND

     The Ave Maria Small Cap Fund, a separate series of Schwartz Investment Trust, commenced operations on May 1, 2006. The current investment objective of the Fund is to seek long-term capital appreciation from equity investments primarily in small capitalization companies that do not violate the core values and teachings of the Roman Catholic Church. Under normal circumstances, the Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in common stocks of small capitalization companies meeting the Fund's religious criteria. This policy (referred to herein as the "80% Requirement") and the Fund's investment objective are fundamental and as such may not be changed or eliminated without the affirmative vote of a majority (as defined by the 1940 Act and above) of the outstanding shares of the Fund. The Adviser currently defines small-cap companies as those whose market capitalization, at the time of purchase, is between $200 million and $4 billion.

     The Adviser believes that a significant number of investment opportunities that are appropriate for the Fund can be identified outside the capitalization range of between $200 million and $4 billion. The Adviser therefore recommended to the Board of Trustees that the Fund's investment objective be amended to remove the reference to "small capitalization companies" and the 80% Requirement be eliminated in order to provide the Adviser with greater flexibility in managing the Fund's assets. The Board of Trustees has determined that the Proposals are in the best interests of the Fund and its shareholders and has unanimously approved each Proposal, subject to approval of the Fund's shareholders.

CONSEQUENCES OF APPROVING THE PROPOSALS

     If the Proposals are approved, the Fund will be permitted to invest in companies of any size. However, it is currently anticipated that the Fund will pursue its investment objective by investing primarily (although not necessarily 80% or more of its net assets) in the common stocks of micro and small capitalization companies. The Adviser currently defines small-cap companies as those whose market capitalization at the time of purchase is between $200 million and $4 billion, and defines micro-cap companies as those whose market capitalization is less than $200 million. Therefore, if the Proposals are approved, most of the companies in the Fund's portfolio can be expected to have a market capitalization of $4 billion or less, as measured at the time of purchase. However, there is no maximum or minimum market capitalization of companies in which the Fund may invest. The Fund does not need to sell any portfolio securities to conform to the new investment objective and policies of the Fund. The Adviser expects to make changes to the Fund over time as investment opportunities present themselves, therefore the approval of the Proposals should not result in any significant portfolio turnover.

     Under normal circumstances, all of the Fund's equity investments and at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in securities meeting the Fund's religious criteria. This policy, which will not be affected whether or not shareholders approve the Proposals, is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

     The Board of Trustees has approved, subject to shareholder approval of the Proposals, a change in the name of the Fund to "Ave Maria Opportunity Fund."

RISKS OF INVESTING IN SMALL-CAP AND MICRO-CAP COMPANIES

     Investments in small-cap and micro-cap companies often involve higher risks because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the securities of small-cap and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small-cap and micro-cap companies may be subject to wider price fluctuations. Small-cap and micro-cap companies also may not be widely followed by the investment community, which can lower the demand for their stock. The foregoing risks may be particularly pronounced with respect to investments in micro-cap companies.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF EACH PROPOSAL.



ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by the Adviser. In addition to solicitation by mail, certain officers and representatives of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

     In order to participate in the Special Meeting, shareholders may submit the proxy card sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Shareholder Services, toll-free, at 1-888-726-9331. Any proxy given by a shareholder is revocable until the Special Meeting.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to Richard L. Platte, Jr., Secretary of the Trust, c/o Schwartz Investment Counsel, Inc., 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                          By order of the Board of Trustees,

                                          /s/ John F. Splain

                                          John F. Splain
Dated:  July 14, 2006                     Assistant Secretary

                            SCHWARTZ INVESTMENT TRUST
                            AVE MARIA SMALL CAP FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 28, 2006

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned, revoking all prior proxies, hereby appoints John F. Splain and Mark J. Seger, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on July 28, 2006 at 10:30 a.m., Eastern time at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at any adjournment or postponement thereof (the "Special Meeting").

     The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July 14, 2006.

     In their discretion, the proxies are authorized to vote upon other matters as properly may come before the Special Meeting or any adjournment or postponement thereof.

     This proxy may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust, or by voting in person at the Special Meeting.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR AN ESTATE, TRUST OR CORPORATION, TITLE OR CAPACITY SHOULD BE STATED. IF THE SHARES ARE HELD JOINTLY, BOTH SIGNERS SHOULD SIGN, ALTHOUGH THE SIGNATURE OF ONE WILL BIND THE OTHER.


Signature(s):   _____________________________    Date: _______________________

                _____________________________

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN.

     1. To approve or disapprove the removal of "small capitalization companies" from the Fund's investment objective resulting in the following investment objective: LONG-TERM CAPITAL APPRECIATION FROM EQUITY INVESTMENTS IN COMPANIES THAT DO NOT VIOLATE THE CORE VALUES AND TEACHINGS OF THE ROMAN CATHOLIC CHURCH.

           FOR                    AGAINST              ABSTAIN
          [    ]                  [    ]                [    ]

     2. To approve or disapprove the elimination of the Fund's fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization companies meeting the Fund's religious criteria.

           FOR                    AGAINST              ABSTAIN
          [    ]                  [    ]                [    ]

     3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.